UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2011

THE HANOVER INSURANCE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13754	04-3263626
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S.Employer Identification No.)

440 Lincoln Street, Worcester, Massachusetts 01653

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (508) 855-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On April 20, 2011, The Hanover Insurance Group, Inc. (NYSE: THG) (the “Company” or “The Hanover”) announced the terms of a recommended cash offer pursuant to Rule 2.5 of the United Kingdom City Code on Takeovers and Mergers (the “Offer”) to acquire Chaucer Holdings PLC (“Chaucer”), a U.K. based insurance business. Under the terms of the Offer, 440 Tessera Limited, a wholly-owned subsidiary of the Company, will offer to purchase all of the shares of Chaucer. Under the terms of the Offer and subject to the satisfaction of certain specified conditions, shareholders of Chaucer would be entitled to receive 53.3 pence in cash for each Chaucer Share (the “Acquisition Price”) and 2.7 pence in cash for each Chaucer Share as a final dividend (the “Final Dividend”). The Final Dividend relates to the year ended December 31, 2010 and was announced by Chaucer on March 7, 2011. In the aggregate, the Acquisition Price and the Final Dividend value Chaucer’s fully diluted share capital at approximately 313 million Pounds Sterling (“GBP”), or approximately US $510 million (this and other currency conversions in the text of this Form 8-K are based on the exchange rate of 1.63 on April 19, 2011).

The parties also entered into an Implementation Agreement dated April 20, 2011 (the “Implementation Agreement”) containing obligations regarding the conduct of Chaucer prior to the approval of the Offer, the recommendation of the Offer by Chaucer’s directors and other matters. In addition, Chaucer has given the Company the right to match any superior offer and has agreed, under certain circumstances, to a break-up fee payable to the Company equal to the greater of (i) 2,975,380 GBP (US$4,849,869), or (ii) the maximum amount permitted under rules of the United Kingdom Takeover Panel. This equates to approximately 1% of the aggregate Acquisition Price payable if the acquisition is consummated. The break-up fee is payable in the event that (a) the Chaucer directors do not unanimously and without qualification recommend the Offer to Chaucer’s shareholders, or they subsequently withdraw or adversely amend their recommendation; (b) an alternative proposal or offer from another bidder is made and the Offer subsequently is withdrawn or lapses, and such other offer is completed within 12 months of such withdrawal or lapse; or (c) the Offer is not approved by the Chaucer shareholders. The Implementation Agreement provides that the transaction will be unanimously approved by the board of directors of Chaucer.

Both parties intend that the Offer will be structured as a court-sanctioned scheme of arrangement (the “Scheme”) under part 26 of the United Kingdom Companies Act 2006 (the “2006 Act”), including an associated capital reduction (the “Capital Reduction”). The Offer will be subject to a number of customary terms and conditions, including UK and US regulatory and other clearances, authorizations and approvals among them approval of the U.K. courts and regulators in various jurisdictions as well as two separate approvals of the Chaucer shareholders. More specifically, at a Chaucer shareholders’ meeting convened pursuant to an order of the High Court of Justice of England and Wales (the “Court Meeting”) (or at any adjournment thereof), the Scheme must be approved by a majority in number of the holders of Chaucer shares, present and voting either in person or by proxy, representing 75% or more in value of the relevant Chaucer shares voted by those Chaucer shareholders. In addition, at a general meeting of the Chaucer shareholders in connection with the Scheme (the “General Meeting”), a special resolution implementing the Scheme and approving the associated Capital Reduction and related amendments to the Chaucer articles of association must be passed by the holders of Chaucer shares representing not less than 75% of the votes cast. Implementation of the Scheme and confirmation of the Capital Reduction will also require the sanction of the High Court of Justice in England and Wales.

The Company intends to fund the aggregate Acquisition Price of approximately 298 million GBP (US$485 million) through a combination of funds on hand of approximately $235 million, including a $99 million ordinary dividend paid to the Company by The Hanover Insurance Company on April 15, 2011, and borrowings. In order to meet certain “funds certain” requirements of The United Kingdom City Code on Takeovers and Mergers, the Company is required to have available sufficient resources to pay the cash consideration payable on consummation of the acquisition. In order to meet this requirement, the Company entered into the bridge credit agreement described under Item 2.03 below. However, it is the Company’s current intention not to draw on this credit arrangement and instead to issue senior unsecured debt in the principal amount of $250 million.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Also on April 20, 2011, the Company entered into an acquisition bridge credit agreement (the “Bridge Agreement”) for a 364-day senior unsecured term loan facility with the lenders named therein and Goldman Sachs Bank USA as arranger and administrative agent, and Wells Fargo Bank, NA and Morgan Stanley Senior Funding, Inc. as co-agents. The Bridge Agreement provides for borrowings by us in an aggregate principal amount not exceeding $180,000,000. Borrowings under the facility will bear interest at a (i) Eurodollar rate or at a (ii) ABR rate which is the highest of (a) the prime rate (b)  1/2 of 1% per annum above the federal funds rate or (c) the Eurodollar rate payable at such time for any Eurodollar loan with an interest period of one month plus 1% plus in each case of (i) and (ii) the applicable margin. The Bridge Agreement has a maturity date of 364 days following the initial borrowing thereunder.

The Bridge Agreement also contains customary representations, covenants and events of default and requires the prepayment of advances and/or permanent reduction of commitments under the facility with the net cash proceeds received from certain disposals, debt issuances, equity capital markets transactions and insurance claims.

The Bridge Agreement is available only for the purposes of funding the proposed acquisition of Chaucer (including the transaction costs, the closing date contribution and, for the avoidance of doubt, to make payments with respect to the related foreign exchange swap transaction).

The foregoing description of the Bridge Agreement is qualified in its entirety by reference to the complete terms and conditions of the Bridge Agreement, which is filed as Exhibit 10.1 hereto.

As noted under Item 1.01 above, the Company’s current intention is to not draw on the Bridge Agreement and instead to issue senior unsecured debt in the principal amount of $250 million.

Item 7.01. Regulation FD Disclosure.

The Company issued a press release and held an investor presentation on April 20, 2011 announcing the terms of the Offer. A copy of the press release, investor presentation entitled “Chaucer: An Attractive Opportunity to Advance Our Journey” (the “Presentation”) and the Offer are furnished as Exhibits 99.1, 99.2 and 99.3 pursuant to Item 7.01, respectively. Exhibits 99.1, 99.2 and 99.3 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, irrespective of any general incorporation language.

Cautionary Statements

There can be no assurance that the foregoing approvals, authorizations or clearances, or any of them, will be obtained, that the other conditions to the Offer or Implementation Agreement will be satisfied, that the Offer will be accepted over any competing offers, that the acquisition will be completed on these terms or at all or, if completed, that the Company will realize any of the anticipated benefits of the transaction. The foregoing descriptions of the Offer, the Implementation Agreement and the Bridge Agreement do not purport to be complete and are qualified in their entirety by reference to such agreements. As indicated above, a copy of the Offer is furnished herewith and copies of the Implementation Agreement and Bridge Agreement are filed herewith as Exhibits 2.1 and 10.1 respectively. The Offer, the Implementation Agreement and Bridge Agreement have been included to provide investors with information regarding their respective terms and contain assurances and confirmations of the respective parties thereto that are not intended to provide any other factual information about such parties. The assertions embodied in those assurances and confirmations were made for purposes of the various documents and are subject to qualifications and limitations agreed to by the respective parties in connection with negotiating their respective terms. In addition, certain assurances and confirmations were made as of a specific date, may be subject to a contractual standard of materiality different from the standard of what might be viewed as material to stockholders, or may have been used for purposes of allocating risk between the respective parties rather than establishing matters as facts. Accordingly, you should not rely on the assurances and confirmations in these documents as characterizations of the actual state of facts about the parties thereto.

Forward-Looking Statements

The proposed acquisition of Chaucer by the Company is subject to a number of conditions, including approval by resolution passed at a Court-convened meeting of Chaucer shareholders by a majority in number of shareholders representing 75% in value of shareholders present and voting either in person or by proxy at the meeting. The proposed acquisition is also subject to receipt of certain anti-trust clearances and certain regulatory approvals and requires the sanction of the High Court in England. There can be no assurances that the proposed acquisition will be consummated or if it is, that The Hanover will realize the potential benefits of such acquisition.

The proposed acquisition is to be effected by 440 Tessera Limited (“Tessera”), a wholly-owned subsidiary of The Hanover, in accordance with the UK Takeover Code and the terms and conduct of the proposed acquisition will be subject to the jurisdiction of the UK Takeover Panel. The proposed acquisition will be recommended to Chaucer shareholders by the Board of Directors of Chaucer, although such recommendation may in certain circumstances be withdrawn.

Certain statements in the attached materials (or in the conference call which was held on April 20, 2011 and for which the Presentation was provided) constitute or may constitute forward-looking statements for purposes of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. These forward looking statements include statements about the likelihood of the acquisition being consummated, the expected benefits of such acquisition and comments regarding prior guidance of 2011 full-year expectations. In particular, statements about the future economic performance, finances, earnings, profitability, premium growth, strategic plans and prospects of The Hanover and Chaucer, both individually and on a consolidated basis, future expected accretion to earnings or to return on equity, consolidated premiums, the availability of products to The Hanover distribution channel, product- geographic- and account- based mix changes, estimates of first quarter catastrophe losses and segment income after tax per share, future financial strength and credit ratings (including anticipated actions of rating agencies in response to the proposed transaction), projections of combined ratios, loss ratios and expense ratios, the ability to raise future capital or debt to fund the proposed acquisition and the terms thereof, sufficiency and availability of capital and liquidity, future management and the ability to retain personnel at The Hanover and at Chaucer, reserve adequacy, the ability to increase the investment yield on the Chaucer investment portfolio, financial leverage ratios and the ability to decrease such leverage as a result of adding future earnings to the Company’s capital base, the expectation of less volatile underwriting results in a combined entity, the flexibility to more efficiently manage capital and the anticipation of ongoing regulatory approvals and licenses to conduct business, are all forward-looking statements. In addition, use of the words “would”, “believes,” “anticipates,” “expects,” “projections,” “outlook,” “should,” “could,” “hope”, “plan,” “confident,” “guidance,” “on track to,” “promise,” “line of sight” and similar expressions is intended to identify forward-looking statements.

Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those expressed in or suggested by such statements. Any forward-looking statements are based on The Hanover’s and Chaucer’s current plans, estimates, forecasts, projections and expectations. The Company cautions investors that forward-looking statements are not guarantees of future performance, and actual results could differ materially. Investors are directed to consider the risks and uncertainties in the Company’s business and in Chaucer’s business that may affect future performance and that are discussed in readily available documents, including, with respect to The Hanover, the company’s Annual Report to Shareholders on Form 10-K and other documents filed by The Hanover with the Securities and Exchange Commission (“SEC”), which are available at www.hanover.com under “Investors”, and with respect to Chaucer, the documents available at www.chaucerplc.com under “Investors” and the documents regarding Chaucer which are available for public inspection via the UK National Storage Mechanism. Except where it is required by law, the Company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

Risks and uncertainties relating to the proposed acquisition include risks that the parties will not obtain the requisite shareholder, court, regulatory and other approvals for the transaction or that other conditions to which the transaction is subject may not be satisfied, or that the parties will otherwise fail to consummate the transaction; The Hanover is unable to obtain financing for the transaction or on the terms expected; the anticipated benefits of the transaction will not be realized; financial strength or debt credit rating services will reduce their outlooks or ratings for The Hanover or Chaucer; The Hanover will not be able to retain key personnel from Chaucer; the possibility of adverse catastrophe experience (including terrorism) and severe weather; the uncertainties in estimating man-made and natural catastrophe losses (including with respect to recent catastrophe losses in Australia, Chile, New Zealand and Japan which have affected Chaucer, and winter storm-related losses which have affected The Hanover); risks relating to the application and interpretation of insurance and reinsurance contracts, particularly with respect to a complex international event such as the unfolding problems at the Fukushima Dai-ichi nuclear power complex in Japan and the impact on Lloyd’s Syndicate 1176; risks relating to the collectability of reinsurance; risks of operating internationally; unknown liabilities at the Company or Chaucer; significant transaction costs; the uncertainties in estimating property and casualty losses and therefore the difficulty of ensuring adequacy of reserves for past periods, particularly with respect to longer-tail products, which are written by both The Hanover and Chaucer, and with respect to assumed reinsurance liabilities, such as are written by Chaucer; the ability to increase or maintain certain property and casualty insurance rates (including with respect to UK motor business); the impact of new product introductions; adverse loss development; changes in frequency and loss trends; the ability to improve renewal rates and increase new property and casualty policy counts; underwriting capacity; adverse selection in underwriting activities; investment impairments; heightened competition (including rate pressure); adverse and evolving state, federal and, with respect to Chaucer or the proposed combined companies, foreign, legislation or regulation; adverse regulatory or litigation actions; exchange rate fluctuations which could affect the cost of the proposed purchase to The Hanover or the reported results of the proposed combined company, as measured in United States dollars; interest rate, credit market and other investment-related fluctuations; the impact on Chaucer of capital requirements under European Union Solvency II regulations; and general macro risks of the uncertain economic environment and various other factors. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made.

As a specialist Lloyd’s insurance group, Chaucer is subject to a number of specific risk factors and uncertainties, including without limitation: its reliance on insurance and reinsurance brokers and distribution channels to distribute and market its products; its exposure to currency risks and fluctuations as a significant proportion of Chaucer’s business is conducted in various currencies; its obligations to maintain funds at Lloyd’s to support its underwriting activities; its risk-based capital requirement being assessed periodically by Lloyd’s and being subject to variation; its reliance on ongoing approvals from Lloyd’s, the Financial Services Authority and other regulators to conduct its business; its obligations to contribute to the Lloyd’s New Central Fund and pay levies to Lloyd’s; its ongoing ability to benefit from the overall Lloyd’s credit rating; its ongoing ability to utilize Lloyd’s trading licenses in order to underwrite business outside the United Kingdom; its ongoing exposure to levies and charges in order to underwrite at Lloyd’s; and the requirement for it to maintain deposits in the United States for US site risks it underwrites.

Important Acquisition Information

The transaction is proposed to be made by means of Scheme of Arrangement under the U.K. City Code on Takeovers and Mergers. The Scheme is not subject to the tender offer or proxy rules under the United States Securities Exchange Act of 1934, as amended. Accordingly, the Scheme is subject to the disclosure requirements, rules and practices applicable to schemes under the U.K. City Code, which differ from the requirements of the United States tender offer and proxy rules.

No Offer or Solicitation

This Form 8-K is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the Offer or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit 2.1    Implementation Agreement by and among The Hanover Insurance Group, Inc., 440 Tessera Limited and Chaucer Holdings PLC, dated April 20, 2011.

Exhibit 10.1    Credit Agreement between The Hanover Insurance Group, Inc., the banks and financial institutions listed on the signature pages thereof and Goldman Sachs Bank USA, as administrative agent, dated as of April 20, 2011.

Exhibit 99.1    Press Release of The Hanover Insurance Group, Inc. announcing the terms of the Offer, dated April 20, 2011.

Exhibit 99.2    Investor Presentation titled “Chaucer: An Attractive Opportunity to Advance Our Journey” dated April 20, 2011.

Exhibit 99.3    Rule 2.5 Announcement, dated April 20, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Hanover Insurance Group, Inc. (Registrant)

Date: April 21, 2011	By:	/s/ J. Kendall Huber
Name: J. Kendall Huber Title: Executive Vice President and General Counsel

Exhibit Index

Exhibit 2.1    Implementation Agreement by and among The Hanover Insurance Group, Inc., 440 Tessera Limited and Chaucer Holdings PLC, dated April 20, 2011.

Exhibit 10.1    Credit Agreement between The Hanover Insurance Group, Inc., the banks and financial institutions listed on the signature pages thereof and Goldman Sachs Bank USA, as administrative agent, dated as of April 20, 2011.

Exhibit 99.1    Press Release of The Hanover Insurance Group, Inc. announcing the terms of the Offer, dated April 20, 2011.

Exhibit 99.2    Investor Presentation titled “Chaucer: An Attractive Opportunity to Advance Our Journey” dated April 20, 2011.

Exhibit 99.3    Rule 2.5 Announcement, dated April 20, 2011.